EXHIBIT 10.35

THE REGISTRANT HAS REQUESTED THAT CERTAIN PORTIONS OF THIS EXHIBIT BE GIVEN CONFIDENTIAL TREATMENT. AN UNREDACTED VERSION OF THIS EXHIBIT HAS BEEN FILED WITH THE COMMISSION.

LICENSING AGREEMENT
DATED OCTOBER 10, 1998
BETWEEN C. ERIC HUNTER AND C3, INC.

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REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS
DENOTED HEREIN BY *****

                               LICENSING AGREEMENT

This LICENSING AGREEMENT is entered into effective as of the 10th day of October 1998 by and between C. Eric Hunter ("Eric Hunter") and C3, Inc. ("C3").

Whereas, Eric Hunter has filed United States (U.S.) patent applications regarding inventions related to wide-band gap semiconductors that have potential advantages in certain gemstone applications ("THE TECHNOLOGY") and C3 is a manufacturer of synthetic gemstones and gemological instrumentation, both parties agree to the following terms and conditions:

1. Eric Hunter agrees to grant C3 an irrevocable, exclusive and perpetual license to manufacture gemstone products and gemological instrumentation utilizing the following pending U.S. patent applications (as titled):

o     *****
o     *****
o     *****
o     *****
o     *****

2. C3 agrees to pay the cost for filing, prosecution and maintenance of the patent applications in the U.S. C3 may at its own expense file the patent applications in foreign countries if Eric Hunter elects not to pursue foreign filings for any of the patent applications.

3. Eric Hunter agrees not to grant licenses to any other entity to use THE TECHNOLOGY for the manufacture of gemstone products and gemological instrumentation. Eric Hunter retains the right to use the inventions to manufacture gemstone material for C3. In this circumstance, Eric Hunter agrees to sell material manufactured for use as gemstones or gemological instrumentation exclusively to C3 at *****% gross margins (***** times manufacturing cost).

4. C3 may elect to use the inventions itself or sublicense the inventions to another supplier. C3 agrees to pay Eric Hunter a royalty of *****% of its net sales of gemstone products and gemological instrumentation manufactured by C3 or its suppliers utilizing THE TECHNOLOGY.

5. C3 agrees to indemnify against and pay the cost of defending Eric Hunter from any infringement claims related to C3's use of THE TECHNOLOGY for gemstone and gemological instrumentation or any other claim made against Eric Hunter related to his involvement (including any unpaid non-contractual work) and ownership of C3 at any time previously and through December 31, 2003.

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REDACTED--OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS
DENOTED HEREIN BY *****

6. Eric Hunter agrees to license to C3 under the same terms and conditions all technology he develops that relates to the manufacture of gemstones and gemological instrumentation through December 31, 2003.

7. Eric Hunter agrees to assign this agreement to any designee as requested in writing by an officer of C3.

Agreed and acknowledged by:

C3, Inc.                                Eric Hunter

/s/ Robert S. Thomas                    /s/ C. Eric Hunter
_______________________                 ________________________
Robert S. Thomas                        C. Eric Hunter